                                                               EXHIBIT 99.2


                           The Learning Company, Inc.
                              One Athenaeum Street
                         Cambridge, Massachusetts 02142

  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON           , 1999
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           THE LEARNING COMPANY, INC.

  The undersigned, revoking all prior proxies, hereby appoint(s) Michael J. Perik, R. Scott Murray and Neal S. Winneg, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of common stock, $.01 par value per share, of The Learning Company, Inc., a Delaware corporation ("Learning Company"), that the undersigned would be entitled to vote if personally present at the Special Meeting of
Stockholders of Learning Company to be held at     on           , 1999 at
   .m., local time, and at any adjournment or postponement thereof.

  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

  This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Attendance of the undersigned at the meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing before it is exercised or affirmatively indicate his intent to vote in person.

  1. To approve and adopt an Agreement and Plan of Merger, dated as of December 13, 1998, between Learning Company and Mattel, Inc., a Delaware corporation.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN



Mark here for address change and note below [_]

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  PLEASE DATE AND SIGN EXACTLY AS NAME(S) APPEAR(S) ON THIS PROXY. WHEN SHARES
ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE AS SUCH. IF A CORPORATION OR A PARTNERSHIP, PLEASE SIGN BY AUTHORIZING PERSON.

                                             Date: ________________

                                             ----------------------
                                                  (Signature)

                                             ----------------------
                                                  (Print Name)

                                             Date: ________________

                                             ----------------------
                                                  (Signature)

                                             ----------------------
                                                  (Print Name)

                           The Learning Company, Inc.
                              One Athenaeum Street
                         Cambridge, Massachusetts 02142

  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON           , 1999
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           THE LEARNING COMPANY, INC.

  The undersigned, revoking all prior proxies, hereby appoint(s) Michael J. Perik, R. Scott Murray and Neal S. Winneg, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Series A Convertible Participating Preferred Stock, $.01par value per share, of The Learning Company, Inc., a Delaware corporation ("Learning Company"), that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Learning Company to be held at
                    on           , 1999 at       .m., local time, and at any
adjournment or postponement thereof.

  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

  This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Attendance of the undersigned at the meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing before it is exercised or affirmatively indicate his intent to vote in person.

  1. To approve and adopt an Agreement and Plan of Merger, dated as of December 13, 1998, between Learning Company and Mattel, Inc., a Delaware corporation.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.
                     [_] FOR    [_] AGAINST     [_] ABSTAIN




Mark here for address change and note below [_]

--------------------------------------------------------------------------------

  PLEASE DATE AND SIGN EXACTLY AS NAME(S) APPEAR(S) ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE AS SUCH. IF A CORPORATION OR A PARTNERSHIP, PLEASE SIGN BY AUTHORIZING PERSON.

                                             Stockholder Name: ____

                                             Date: ________________

                                             ----------------------
                                                  (Signature)

                                             ----------------------
                                                  (Print Name)

                                             Date: ________________

                                             ----------------------
                                                  (Signature)

                                             ----------------------
                                                  (Print Name)

                          THE LEARNING COMPANY, INC.

                               ----------------

               DIRECTION TO BE GIVEN BY HOLDERS OF EXCHANGEABLE
              NON-VOTING SHARES OF SOFTKEY SOFTWARE PRODUCTS INC.

                               ----------------

     DIRECTION FOR THE              , 1999 SPECIAL MEETING OF STOCKHOLDERS
                         OF THE LEARNING COMPANY, INC.

  The undersigned, having read the Notice of Special Meeting of Stockholders (the "Special Meeting") of The Learning Company, Inc., a Delaware corporation
("Learning Company"), to be held at       on          , 1999, at     .m. local
time, the Proxy Statement and the Information Statement dated           ,
1999, receipt of which are hereby acknowledged, DOES HEREBY INSTRUCT AND DIRECT CIBC MELLON TRUST COMPANY (THE "TRUSTEE"), pursuant to the provisions of the Voting and Exchange Trust Agreement dated February 4, 1994 (the "Agreement") among Learning Company, Softkey Software Products Inc. and the Trustee, as follows:

                       (PLEASE SELECT ONE OF A, B OR C.)

A. [_] Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of Learning Company or otherwise, the Beneficiary Votes (as defined in the Agreement) to which the undersigned is entitled at the Special Meeting, or any adjournment or postponement thereof as follows:

   (PLEASE COMPLETE THE FOLLOWING ONLY IF YOU HAVE SELECTED ALTERNATIVE A.)

  1. To approve and adopt an Agreement and Plan of Merger, dated as of December 13, 1998, between Learning Company and Mattel, Inc., a Delaware corporation.

                    [_] FOR    [_] AGAINST     [_] ABSTAIN

  2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

                    [_] FOR    [_] AGAINST     [_] ABSTAIN

(PLEASE NOTE: THE TRUSTEE WILL VOTE AS DIRECTED BUT IN THE ABSENCE OF ANY SUCH DIRECTION, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE FOR ITEM 1 ABOVE AND AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING TO VOTE IN ITS DISCRETION.)

  (PLEASE GO DIRECTLY TO THE SIGNATURE LINE AT THE BOTTOM OF THIS PAGE.)

B. [_] Deliver a proxy card to the undersigned at the Special Meeting, with respect to all Exchangeable Non-Voting Shares of Softkey Software Products Inc. held of record by the undersigned on the record date for the Special Meeting (and not subsequently disposed of) (the "Exchangeable Shares") so that the undersigned may exercise personally the Beneficiary Votes (as defined in the Agreement) to which the undersigned is entitled at the Special Meeting, or any adjournment or postponement thereof.

(IF YOU HAVE SELECTED ALTERNATIVE B, GO DIRECTLY TO THE SIGNATURE LINE AT THE BOTTOM OF THIS PAGE.)

C. [_] Deliver a proxy card to              as the designee of the undersigned
to attend and act for and on behalf of the undersigned at the Special Meeting, with respect to the Exchangeable Shares, with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the Beneficiary Votes (as defined in the Agreement) to which the undersigned is entitled at the Special Meeting, or any adjournment or postponement thereof.

(IF YOU HAVE SELECTED ALTERNATIVE C, GO DIRECTLY TO THE SIGNATURE LINE AT THE BOTTOM OF THIS PAGE.)

-------------------------------------------------------------------------------

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                    (Name of Holder of Exchangeable Shares)

Date:                               , 1999

PLEASE DATE AND SIGN ABOVE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., GIVE TITLE AS SUCH. IF JOINT ACCOUNT, EACH JOINT OWNER SHOULD SIGN.

                                                                          , 1999

             INFORMATION STATEMENT WITH RESPECT TO THE EXCHANGEABLE
              NON-VOTING SHARES OF SOFTKEY SOFTWARE PRODUCTS INC.

TO: HOLDERS OF EXCHANGEABLE NON-VOTING SHARES OF SOFTKEY SOFTWARE PRODUCTS INC.

  Enclosed with this Notice are proxy materials relating to The Learning Company, Inc. ("Learning Company"), the parent company of Softkey Software Products Inc. ("SSPI"), in connection with Learning Company's upcoming special meeting of stockholders (the "Meeting") to be held at
            on               , 1999, at      .m., local time. Proxy materials
relating to Learning Company are being provided to you because, as a holder of SSPI's exchangeable non-voting shares ("Exchangeable Shares"), you have voting rights at stockholders' meetings of Learning Company. Pursuant to certain orders or rulings issued by certain Canadian provincial securities commissions, Learning Company is required to provide holders of Exchangeable Shares with all disclosure material furnished to holders of Learning Company's common stock ("Learning Company Common Stock") residing in the United States.

 ECONOMIC EQUIVALENCY OF EXCHANGEABLE SHARES AND LEARNING COMPANY COMMON STOCK

  The Exchangeable Shares provide holders thereof with a security of SSPI having economic and voting rights that are, as nearly as practicable, equivalent to those of a share of Learning Company Common Stock. In particular, Exchangeable Shares are: (a) entitled to dividends from SSPI payable at the same time as, and in the Canadian dollar equivalent of, dividends paid by Learning Company on Learning Company Common Stock; (b) retractable at the option of the holder at any time for Learning Company Common Stock; (c) entitled on the liquidation, dissolution or winding-up of SSPI to be exchanged for Learning Company Common Stock; (d) entitled on the dissolution of Learning Company to be automatically exchanged for Learning Company Common Stock; and
(e) entitled to direct voting rights at stockholders' meetings of Learning Company.

  As a result of the economic equivalency of the Exchangeable Shares and the Learning Company Common Stock, holders of Exchangeable Shares effectively have a participating interest in Learning Company, rather than SSPI. Accordingly, information respecting the financial condition and results of operations of SSPI would not be relevant to holders of Exchangeable Shares because the value of the Exchangeable Shares is dependent on the consolidated financial condition and results of operations of Learning Company. To ensure that you receive meaningful disclosure respecting the nature of your investment, you are being provided with the same disclosure material that Learning Company provides to holders of Learning Company Common Stock.

    RIGHT TO DIRECT VOTING AT MEETINGS OF LEARNING COMPANY STOCKHOLDERS

  As you are aware, CIBC Mellon Trust Company, which was formerly known as The R-M Trust Company (the "Trustee"), is entitled at the Meeting to cast a number of votes attaching to the single outstanding share of Special Voting Stock of Learning Company equal to the number of outstanding Exchangeable Shares on the record date of the Meeting (other than Exchangeable Shares held by Learning Company and by entities controlled by Learning Company). These votes to be cast by the Trustee may only be exercised in accordance with the instructions of the holders of the Exchangeable Shares of SSPI. This information statement outlines the nature and extent of your right as a holder to instruct the Trustee and describes the process by which your instructions will be carried out.

  A form of direction (the "Direction") is enclosed with this information statement that will serve as your instructions to the Trustee. The Direction should be completed as soon as possible and returned to CIBC Mellon Trust Company either in the enclosed envelope or by mail to CIBC Mellon Trust Company, 200 Queens Quay East, Unit 6, Toronto, Ontario M5A 4K9. Please note that unless the Direction has been received by 5:00 p.m. (Toronto time) on
            , 1999 (the "Filing Time"), your instructions will not be binding upon the Trustee and your voting rights will not be exercised.

  Each of you is entitled to attend the Meeting and to vote in person, or to designate a person who will attend the Meeting and vote on your behalf. These alternatives appear as items (B) and (C), respectively, on the Direction. If you choose one of these alternatives, you can instruct the Trustee to provide you (or the person designated by you) with a proxy card which will be delivered to you (or the person designated by you) at the Meeting by the Trustee's representatives upon the presentation of satisfactory identification. At the Meeting, you (or the person designated by you) will be entitled to cast one vote for each Exchangeable Share of SSPI held by you on the record date for the Meeting (and not subsequently disposed of) (the "Beneficiary Votes") in respect of each matter to be voted on at the Meeting.

  Alternatively, you are entitled to instruct the Trustee to give a proxy card to a representative of Learning Company who will exercise the Beneficiary Votes at the Meeting in accordance with your instructions. This alternative appears as item (A) on the Direction. If you decide to proceed in this manner, you should complete item 1 on the Direction which represents the item of business to be considered and voted on at the Meeting.

  In addition to revocation in any manner permitted by law, you may revoke or amend your instructions by filing an instrument in writing executed by you, or by your attorney authorized in writing, and delivered to the office of the Trustee shown above at any time up to and including the Filing Time. Your
instructions may also be revoked in person at the Meeting prior to       on
             , 1999 by submitting written revocation of your instructions and satisfactory identification to the Trustee's representatives. In the event that the Meeting is adjourned, your instructions may be revoked or amended at any time up to and including 5:00 p.m. (Toronto time) on the second business day prior to the day of any adjournment of the Meeting by delivering an instrument in writing to the office of the Trustee (in the manner described above), or your instructions may be revoked in person at any adjournment of the Meeting not less than one hour prior to the time of such adjourned meeting.

  Failure to comply with the foregoing will not affect your right to attend the Meeting, or any adjournment thereof, and to vote in person so long as satisfactory identification is presented to the Trustee's representatives.